Exhibit 10.5
SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 9, 2024 (the “Sixth Amendment Effective Date”), is entered into by and among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Affiliates of the Borrowers identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, as successor-in-interest to Banc of California, N.A., as Administrative Agent (the “Administrative Agent”), with reference to the following facts:
RECITALS
A.    The Borrowers, the Secured Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of December 19, 2018, as amended by a First Amendment to Credit Agreement and Joinder dated as of January 30, 2019, a Second Amendment to Credit Agreement dated as of December 31, 2020, a Third Amendment to Credit Agreement dated as of December 16, 2021, a Fourth Amendment to Credit Agreement dated as of June 21, 2022, and a Fifth Amendment to Credit Agreement dated as of March 15, 2024 (collectively, the “Credit Agreement”).
B.    The parties wish to amend the Credit Agreement to make certain modifications as set forth below.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
(a)    Ultimate Parent SEC Reporting. Ultimate Parent shall file with the SEC (i) annual reports on Form 10-K within 90 days (or in the case of the fiscal year of the Ultimate Parent ending December 31, 2023, 110 days) after the end of each fiscal year of Ultimate Parent, (ii) quarterly reports on Form 10-Q within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Ultimate Parent or such later date as permitted under the Securities and Exchange Act of 1934 or the rules and regulations promulgated thereunder, and (iii) any current reports on Form 8-K as and

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when required under the Securities Exchange Act of 1934, and in the case of this clause (iii) subject to permitted extensions.
3.Conditions Precedent. This Amendment shall be effective on the Sixth Amendment Effective Date subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Secured Guarantors, and the Lenders;
(ii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iii)Expenses. The Administrative Agent shall have received payment from the Borrowers of all costs and expenses (including, without limitation, the reasonable fees and expenses of Buchalter, P.C., outside counsel to the Administrative Agent) incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced on or before the Sixth Amendment Effective Date;
(iv)Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in Article II and Article V of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Sixth Amendment Effective Date, except (i) that for purposes of this Section 3(iv), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(b) of the Credit Agreement, respectively; and (ii) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(v)Default. No Default shall exist;
(vi)Other Documents. All other documents provided for herein or which the Administrative Agent or any other Lender may reasonably request or require; and
(vii)Additional Information. Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require.
4.Reaffirmation and Ratification. The Borrowers and the Secured Guarantors hereby reaffirm, ratify and confirm the Obligations under the Credit Agreement and acknowledge that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
5.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior

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agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
6.Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes. Banc of California may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary. The parties may deliver executed copies of the documents required by Section 3 to the Administrative Agent on the Sixth Amendment Effective Date. The parties shall deliver the originals of such documents to the Administrative Agent no later than thirty (30) days after the Sixth Amendment Effective Date.
7.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.
BORROWERS:
BRPI ACQUISITION CO LLC,
a Delaware limited liability company

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

UNITED ONLINE INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

YMAX CORPORATION,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

Sixth Amendment to Credit Agreement

SECURED GUARANTORS:
NETZERO, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

JUNO ONLINE SERVICES, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

JUNO INTERNET SERVICES, INC,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

CLASSMATES MEDIA CORPORATION,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

NETZERO MODECOM, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________
Sixth Amendment to Credit Agreement

NETZERO WIRELESS, INC,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

UNITED ONLINE ADVERTISING
NETWORK, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

UNITED ONLINE WEB SERVICES, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MAGICJACK HOLDINGS CORPORATION, INC,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MAGICJACK VOIP SERVICES, INC.,
a Delaware corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

Sixth Amendment to Credit Agreement

MAGICJACK LP,
a Delaware limited partnership
By:    MAGICJACK HOLDINGS CORPORATION,
its General Partner
By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

YYMAX COMMUNICATIONS CORP. OF VIRGINIA
a Virginia corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MAGICJACK SMB, INC.,
a Florida corporation

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

MARCONI WIRELESS HOLDINGS, LLC,
a Delaware limited liability company

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________
Sixth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:
BANC OF CALIFORNIA,
as Administrative Agent
By:_______/s/ Carlos Ramos_______
Name:____Carlos Ramos__________
Title:______EVP - Regional Manager_

Sixth Amendment to Credit Agreement

LENDERS:
BANC OF CALIFORNIA
By:_______/s/ Carlos Ramos_______
Name:____Carlos Ramos__________
Title:______EVP - Regional Manager_

Sixth Amendment to Credit Agreement

UMPQUA BANK
By:_______/s/ Derek Jasso_________
Name:____Derek Jasso____________
Title:______Senior Vice President____

Sixth Amendment to Credit Agreement

BANKUNITED, N.A.
By:         /s/ Craig Kincade
Name:         Craig Kincade
Title:         Senior Vice President

Sixth Amendment to Credit Agreement

BANK HAPOALIM B.M.
By:________/s/ Thomas J Vigna____
Name:_____Thomas J Vigna_______
Title:_______SVP________________

By:        /s/ Michael Gorman III
Name:        Michael Gorman III
Title:        SVP

Sixth Amendment to Credit Agreement

ACKNOWLEDGMENT OF PARENT AND
ULTIMATE PARENT GUARANTORS
The undersigned (the “Parent and Ultimate Parent Guarantors”) hereby acknowledge and agree to the attached Sixth Amendment to Credit Agreement (the “Sixth Amendment”), including, without limitation, the Term Loans to me made by the Lenders to the Borrowers thereunder. The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the “Guaranties”), and the Parent and Ultimate Parent Guarantors agree that their respective Guaranties are and shall remain in full force and effect notwithstanding the Sixth Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors’ acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Sixth Amendment.
Dated: As of April 9, 2024            B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By:______/s/_Ananth Veluppillai________
Name:___Ananth Veluppillai___________
Title:_____President_________________

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By:        /s/ Phillip Ahn
Name:        Phillip Ahn
Title:        CFO